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                                                                     EXHIBIT 3.2

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             MILWAUKEE LAND COMPANY


         Milwaukee Land Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

 FIRST: The board of directors of said corporation adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

         RESOLVED, that Article FIRST of the Certificate of Incorporation of the Corporation be, and hereby is, changed to read as follows:

                "FIRST: The name of the Corporation is Hearttland Technology, Inc."

 SECOND: A majority of the stockholders approved the said amendment at the regular annual meeting of stockholders in accordance with the bylaws.

 THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Milwaukee Land Company has caused this certificate to be signed by Leon F. Fiorentino, its Secretary, this 29th day of October, 1997.


                                             MILWAUKEE LAND COMPANY, a
                                             Delaware corporation


                                             By: /s/ Leon F. Fiorentino
                                                 -------------------------------
                                                 Leon F. Fiorentino
                                                 Secretary
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                                             MILWAUKEE LAND COMPANY, a
                                             Delaware corporation


                                             By: /s/ Leon F. Fiorentino
                                                 -------------------------------
                                                 Leon F. Fiorentino
                                                 Secretary

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